UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 24, 2005

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-27078                 11-3136595
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(State or other jurisdiction   (Commission Number)         (IRS Employer
    of incorporation)                                      Identification No.)

              135 Duryea Road Melville, New York                   11747
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             (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (631) 843-5500
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 24, 2005, Henry Schein, Inc. entered into a new $300 million credit facility with a $100 million expansion feature. This new facility, which expires in May 2010, replaces Henry Schein's current revolving credit facility, which was scheduled to mature in May 2006. The facility's lead arranger and sole bookrunner was JPMorgan Securities, Inc. and the syndication agent was Citibank N.A. Henry Schein plans to use its credit facility for general corporate purposes, including working capital and capital expenditures, as well as potentially for the funding of acquisitions.


ITEM 8.01.  OTHER EVENTS.

         On May 25, 2005, Henry Schein, Inc. issued a press release announcing the new $300 million credit facility. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 99.1 - Press Release dated May 25, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HENRY SCHEIN, INC.



Date:  May 25, 2005         By:     /s/ Michael S. Ettinger
                                  ----------------------------------------------
                                    Name:  Michael S. Ettinger
                                    Title: Vice President and General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1                       Press release dated May 25, 2005

                                                                    Exhibit 99.1
       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                        FOR: Henry Schein, Inc.
                                    CONTACT: Steven Paladino
                                             Executive Vice President and
                                             Chief Financial Officer
                                             steven.paladino@henryschein.com
                                             (631) 843-5500


                                             Susan Vassallo
                                             Director, Corporate Communications
                                             susan.vassallo@henryschein.com
                                             (631) 843-5562

FOR IMMEDIATE RELEASE


               HENRY SCHEIN ANNOUNCES $300 MILLION CREDIT FACILITY

MELVILLE, N.Y. - May 25, 2005 - Henry Schein, Inc. (Nasdaq NM: HSIC), the largest distributor of healthcare products and services in the combined North American and European markets, today announced a new $300 million credit facility with a $100 million expansion feature. This new facility, which expires in May 2010, replaces Henry Schein's current revolving credit facility, which was scheduled to mature in May 2006. The facility's lead arranger and sole bookrunner was JPMorgan Securities, Inc. and the syndication agent was Citibank N.A.
         Henry Schein plans to use its credit facility for general corporate purposes, including working capital and capital expenditures, as well as potentially for the funding of acquisitions.
         "This transaction provides Henry Schein with an attractive long-term borrowing facility. It reflects the strong credit and success of our company, including average annual compound EBITDA growth over the last five years in excess of 16%. The participants of the syndicate will also provide us with a strong commercial banking structure to support our growing worldwide needs," said Steven Paladino, Executive Vice President and Chief Financial Officer of Henry Schein.

ABOUT HENRY SCHEIN, INC.
         Henry Schein, a Fortune 500(R) company, is recognized for its excellent customer service and highly competitive prices. The Company's four business groups - Dental, Medical, International and Technology - serve more than 475,000 customers worldwide, including dental practices and laboratories, physician practices and veterinary clinics, as well as government and other institutions. The Company's sales reached a record $4.1 billion in 2004. The Company operates through a centralized and automated distribution network, which provides customers in more than 125 countries with a comprehensive selection of over 160,000 national and Henry Schein private-brand products.
         Henry Schein also offers a wide range of innovative value-added practice solutions, including such leading practice management software systems as DENTRIX(R) and Easy Dental(R) for dental practices, and AVImark(R) for veterinary clinics, which are installed in over 50,000 practices; and ArubA(R), Henry Schein's electronic catalog and ordering system.
         Headquartered in Melville, N.Y., Henry Schein employs nearly 11,000 people and has operations in 19 countries. For more information, visit the Henry Schein Web site at www.henryschein.com.
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